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                                                              [EXECUTION COPY]

                                                                  EXHIBIT 10.7


                                 AMENDMENT NO. 2

         This AMENDMENT NO. 2, dated as of October 7, 2003 (as amended, supplemented, amended and restated or otherwise modified from time to time, this "SECOND AMENDMENT"), is among VON HOFFMANN HOLDINGS, INC., a Delaware corporation (the "PARENT"), VON HOFFMANN CORPORATION, a Delaware corporation ("VHC"), H&S GRAPHICS, INC., PRECISION OFFSET PRINTING COMPANY, INC., PREFACE, INC. and certain other Subsidiaries of VHC which may from time to time become parties to the Credit Agreement referred to below as Borrowers (together with VHC, each a "BORROWER" and, collectively, the "BORROWERS"), and the Lenders signatory hereto.

         WHEREAS, the Borrowers, the banks and other lending institutions party thereto from time to time (each a "LENDER" and, collectively, the "LENDERS"), THE CIT GROUP/BUSINESS CREDIT, INC., as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as syndication agent for the Lenders (in such capacity, the "SYNDICATION AGENT"), and US BANK NATIONAL ASSOCIATION, as documentation agent for the Lenders (in such capacity, the "DOCUMENTATION AGENT"), have heretofore entered into a Credit Agreement dated as of March 26, 2002 (as amended by Amendment No. 1 thereto dated as of September 19, 2002, and as otherwise heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"); and

         WHEREAS, the Obligors and the Lenders desire to amend the Credit Agreement to, among other things, (i) permit the acquisition (the "LEHIGH ACQUISITION") by VHC of all the capital stock of The Lehigh Press, Inc., a Pennsylvania corporation ("LEHIGH"), pursuant to an acquisition agreement (the "LEHIGH ACQUISITION AGREEMENT"), dated as of September 5, 2003, between VHC and the shareholders of Lehigh, and the payment of fees and expenses related to the Lehigh Acquisition in an aggregate amount not to exceed $7,000,000, (ii) permit the issuance by VHC of additional 10.25% senior unsecured notes due 2009 for gross cash proceeds of up to $60,000,000 (the "ADDITIONAL SENIOR NOTES") (or, if VHC is unable to issue Additional Senior Notes prior to the date the Lehigh Acquisition is consummated, permit VHC to borrow up to $60,000,000 of senior increasing rate loans (the "BRIDGE LOANS") from one or more lenders under a new senior credit facility (the "BRIDGE FACILITY")) and (iii) modify certain other provisions of the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Unless otherwise defined herein, capitalized terms defined in the Credit Agreement shall have the same meanings when used in this Second Amendment. The following additional terms, as used herein, shall have the following respective meanings:

         "ADDITIONAL SENIOR NOTES" is defined in the SECOND RECITAL.

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         "BRIDGE FACILITY" is defined in the SECOND RECITAL.

         "BRIDGE LOANS" is defined in the SECOND RECITAL.

         "LEHIGH" is defined in the SECOND RECITAL.

         "LEHIGH ACQUISITION" is defined in the SECOND RECITAL.

         "LEHIGH ACQUISITION AGREEMENT" is defined in the SECOND RECITAL.

         "SECOND AMENDMENT" has the meaning set forth in the PREAMBLE hereof.

         "SECOND AMENDMENT EFFECTIVE DATE" has the meaning set forth in ARTICLE III.

                                   ARTICLE II
                         AMENDMENTS TO CREDIT AGREEMENT

         Subject to the conditions and on the terms set forth herein, and in reliance on the representations and warranties of the Obligors contained herein, the Credit Agreement is hereby amended, as of the Second Amendment Effective Date, in accordance with this ARTICLE II.

         SECTION 2.01 AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT (NEW DEFINITIONS).


         Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

         "ADDITIONAL SENIOR NOTE DOCUMENTS" means, collectively, the Additional Senior Note Indenture, and any other indentures, note purchase agreements, promissory notes, registration rights agreements, guarantees, and other instruments and agreements evidencing the terms of the Additional Senior Notes, as amended, supplemented, amended and restated or otherwise modified in accordance with SECTION 7.2.12.

         "ADDITIONAL SENIOR NOTE INDENTURE" means an indenture among VHC, the guarantors set forth therein, and the trustee identified therein (as the same may be amended or otherwise modified from time to time thereafter in accordance with the terms hereof and thereof), pursuant to which Additional Senior Notes are issued, in form and substance substantially similar to the Senior Note Indenture, except for (i) the inclusion of provisions requiring the redemption of the Additional Senior Notes if (x) the Lehigh Acquisition is not consummated by December 31, 2003 or (y) the Lehigh Acquisition Agreement is terminated before the consummation of the Lehigh Acquisition and (ii) any changes thereto that are reasonably satisfactory to the Administrative Agent following consultation with the Syndication Agent.

         "ADDITIONAL SENIOR NOTE ISSUANCE" means the issuance by VHC of the Additional Senior Notes.

         "ADDITIONAL SENIOR NOTES" means the 10.25% senior notes due 2009 issued by VHC for gross cash proceeds of up to $60,000,000 under the Additional Senior
Note Indenture, and shall

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also include any and all registered exchange notes (other than registered exchange notes issued under the Senior Note Indenture) issued in exchange therefor in accordance with the Additional Senior Note Documents.

         "BRIDGE FACILITY" means the senior credit facility pursuant to which Bridge Loans are made, pursuant to credit documentation and on terms and conditions in each case satisfactory to the Administrative Agent and the Required Lenders, as such facility may be amended or otherwise modified and including any refinancing thereof pursuant to the terms of such credit documentation.

         "BRIDGE LOANS" means the senior increasing rate loans from one or more lenders under the Bridge Facility in an original principal amount of up to $60,000,000, and including any notes or other Indebtedness exchanged therefor pursuant to the terms of the Bridge Facility.

         "LD DISPOSITION" means the sale of the assets of the Lehigh Direct division of Lehigh on or following the date of the Lehigh Acquisition.

         "LEHIGH" means The Lehigh Press, Inc., a Pennsylvania corporation.

         "LEHIGH ACQUISITION" means the acquisition by VHC of all the capital stock of Lehigh pursuant to the Lehigh Acquisition Agreement, and the payment of fees and expenses related to such acquisition in an aggregate amount not to exceed $7,000,000.

         "LEHIGH ACQUISITION AGREEMENT" means the Stock Purchase Agreement, dated as of September 5, 2003, together with all schedules and attachments thereto, among VHC and the shareholders of Lehigh.

         "LEHIGH COMMITMENT PERIOD" is defined in SECTION 2.2.2.

          "SECOND AMENDMENT" means Amendment No. 2 to the Credit Agreement, dated as of October __, 2003, by and among the Borrowers, the Agents and the Lenders party thereto.

         "SECOND AMENDMENT EFFECTIVE DATE" means the effective date of the Second Amendment pursuant to the terms thereof.

SECTION 2.02 AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT (REVISIONS TO EXISTING DEFINITIONS). The following definitions in Section 1.1 of the Credit Agreement are hereby amended as follows:

                   (a) The definition of "Borrowing Base Amount" is hereby amended by inserting the following proviso immediately before the period at the end thereof:

                  "PROVIDED, that on and following the date of the Lehigh Acquisition, the accounts receivable, inventory and property, plant and equipment of Lehigh and its Subsidiaries shall not be included in the calculation of the Borrowing Base Amount until the completion, to the reasonable satisfaction of the Administrative Agent, of (i) an audit of the accounts receivable, inventory, accounts payable and cash accounts of Lehigh and


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                  its Subsidiaries and (ii) an appraisal of the Orderly
                  Liquidation Value of the inventory and property, plant and equipment of Lehigh and its Subsidiaries."

                  (b) The definition of "Change in Control" is hereby amended by deleting the existing clauses (ii) and (iii) thereof and inserting the following in place thereof:

                         "(ii) the failure of the Parent at any time to own,
                   directly or indirectly, beneficially and of record, on a fully-diluted, as-if-converted basis, 100% of the outstanding Capital Securities of VHC, free and clear of all Liens (other than Liens permitted to exist under CLAUSES (A), (F), (L) and
                   (N) of SECTION 7.2.3); or

                         (iii) the occurrence of any "Change of Control" or
                   similar term under (and as defined in) (v) if there are any Senior Notes then outstanding, the Senior Note Indenture, (w) if there are any Additional Senior Notes then outstanding, the Additional Senior Note Indenture, (x) if there are any Bridge Loans then outstanding, the Bridge Facility, (y) if there are any Senior Subordinated Notes then outstanding, the Senior Subordinated Note Indenture or (z) if there are any Parent Debentures then outstanding, the Parent Debenture Indenture."

                   (c) The definition of "Eligible Inventory" is hereby amended by deleting the parenthetical "(other than the Liens of the Loan Documents and Liens described in CLAUSES (D), (F), (J) and (L) of
          SECTION 7.2.3)" and inserting in place thereof "(other than the Liens of the Loan Documents and Liens described in CLAUSES (D), (F), (J),
          (L) and (N) of SECTION 7.2.3)".

                   (d) The definition of "Eligible PP&E" is hereby amended by deleting the parenthetical "(other than the Liens of the Loan Documents and Liens described in CLAUSE (D), (F), (G), (H), (J) and
          (L) of SECTION 7.2.3)" and inserting in place thereof "(other than the Liens of the Loan Documents and Liens described in CLAUSE (D), (F),
          (G), (H), (J), (L) and (N) of SECTION 7.2.3)".

                   (e) The definition of "Maximum PP&E Advance Amount" is hereby amended by deleting the "$40,000,000" therein and inserting "$45,000,000" in place thereof.

                   (f) The definition of "No More Favorable Terms and Conditions" is hereby amended and restated to read in its entirety as follows:

                           "`NO MORE FAVORABLE TERMS AND CONDITIONS' means, with
                  respect to any refinancing or other replacement of the Indebtedness in respect of the Senior Notes, the Additional Senior Notes, the Bridge Loans, the Senior Subordinated Notes or the Parent Debentures (i) such Indebtedness has a maturity date no earlier than the maturity date of the Senior Notes, the Additional Senior Notes, the Bridge Loans, the Senior Subordinated Notes or the Parent Debentures as applicable,
                  (ii) such Indebtedness has an Average Life at the time such Indebtedness is incurred that is equal to or greater than the Average Life of the Senior Notes, the Additional Senior Notes, the Bridge Loans, the Senior

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                  Subordinated Notes or the Parent Debentures as applicable,
                  (iii) in the case of the Senior Subordinated Notes or the Parent Debentures such Indebtedness is subordinated to the Obligations to the same or greater extent as such, the Senior Subordinated Notes or the Parent Debentures, and (iv) such Indebtedness contains covenants, events of default, remedies, acceleration rights, amortization schedules and other material terms that, taken as a whole, are (x) not materially more favorable to the holders of such Indebtedness than the similar terms contained in the Senior Notes, the Additional Senior Notes, the Bridge Loans, the Senior Subordinated Notes or the Parent Debentures, as applicable, and (y) no less favorable to the Lender Parties under the Loan Documents as of the date of such refinancing or replacement; PROVIDED that any refinancing or replacement of Bridge Loans or Additional Senior Notes with Senior Notes shall be deemed to be on "No More Favorable Terms and Conditions."

                   (g) The definition of "Permitted Purpose" is hereby amended and restated to read in its entirety as follows:

                           "`PERMITTED PURPOSE" means with respect to proceeds
                  of capital contributions to and Issuance of Capital Securities by the Parent: (i) to the extent no Default or Event of Default has occurred and is continuing at the time of any such prepayment, purchase or redemption, to prepay, purchase or otherwise redeem Parent Debentures, (ii) the holding of such proceeds by the Parent as cash or Cash Equivalent Investments or (iii) the contribution of such proceeds by the Parent to the capital of VHC and the use by VHC and its Subsidiaries of such proceeds, within 30 days following its receipt of such contribution, (A) so long as no Default or Event of Default shall have occurred and be continuing at the time thereof, to make Eligible Acquisitions pursuant to SECTION 7.2.5(G), (B) to make Capital Expenditures pursuant to SECTION 7.2.7(B)(I); PROVIDED, HOWEVER, that if a Default or an Event of Default shall have occurred and be continuing, the aggregate amount of Capital Expenditures which shall constitute a "Permitted Purpose" shall not exceed that amount which is necessary to maintain (and is not accretive to) the Borrowers' existing capital assets, (C) so long as no Default or Event of Default shall have occurred and be continuing, to prepay, purchase or otherwise redeem Bridge Loans, Senior Notes, Additional Senior Notes or Senior Subordinated Notes pursuant to SECTION 7.2.8,
                  (D) so long as no Default or Event of Default shall have occurred and be continuing, to make regularly schedule interest payments with respect to the Senior Notes or the Additional Senior Notes pursuant to SECTION 7.2.8, or (E) to make voluntary prepayments of Revolving Loans pursuant to
                  SECTION 3.1.1(A)."

                   (h) The definition of "Senior Notes" is hereby amended and restated to read in its entirety as follows:

                           "SENIOR NOTES" is defined in the SIXTH RECITAL and
                  shall also include (i) any and all registered exchange notes issued in exchange therefor in accordance with the Senior Note Documents and (ii) any and all notes issued under the Senior
                  Note Indenture in exchange for Additional Senior Notes in accordance with the

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                  Additional Senior Note Documents or to repay Bridge Loans in accordance with the Bridge Facility."

         SECTION 2.03 AMENDMENT TO SECTION 2.2.2 OF THE CREDIT AGREEMENT. Clause
(a) of Section 2.2.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(a) VHC shall have the right, at any time on or after the Closing Date and prior to the Commitment Termination Date, to increase the Revolving Loan Commitment Amount by an amount not to exceed $20,000,000 by requesting that the Syndication Agent arrange for one or more existing Lenders to increase the amount of their respective Revolving Loan Commitments or one or more Eligible Assignees to become Revolving Lenders under this Agreement; PROVIDED that (A) if VHC in good faith objects to the terms upon which the Syndication Agent is willing to arrange such increase or the Syndication Agent is unwilling or unable after diligent effort to arrange such increase, VHC (but no Lender or other financial institution) may arrange such increase; (B) before offering Revolving Loan Commitments to Eligible Assignees, VHC or the Syndication Agent, as applicable, shall first offer the additional Revolving Loan Commitments to existing Lenders on a pro rata basis; and (C) no Lender shall at any time be required to agree to increase its Revolving Loan Commitment or other obligations hereunder."

         SECTION 2.04 AMENDMENT TO SECTION 3.1.1 OF THE CREDIT AGREEMENT.
Section 3.1.1(c)(ii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(ii) NET DISPOSITION PROCEEDS. In the event the Parent or any of its Subsidiaries receives any Net Disposition Proceeds, VHC shall deliver to the Administrative Agent a calculation of the amount of such Net Disposition Proceeds, and, to the extent the aggregate amount of such proceeds received by the Parent and its Subsidiaries in connection with any single transaction or series of related transactions exceeds $2,000,000, the Borrowers shall within 30 days after receipt of such Net Disposition Proceeds, be obligated, jointly and severally, to make a mandatory prepayment of the Loans in an amount equal to 100% of such Net Disposition Proceeds; PROVIDED, HOWEVER, that upon written notice by VHC to the Administrative Agent not less than 30 days following receipt of any Net Disposition Proceeds (other than proceeds in respect of the LD Disposition), an aggregate amount of up to $25,000,000 (as such amount may be increased with the consent of the Required Lenders) of such proceeds over the term of this Agreement may be retained by VHC and its Subsidiaries (and be excluded from the prepayment requirements of this clause) if (x) VHC informs the Administrative Agent in such notice of its good faith intention to apply (or cause one or more of its Subsidiaries to apply) such Net Disposition Proceeds to the acquisition of other assets or properties consistent with the businesses permitted to be conducted pursuant to SECTION 7.2.1 (including by way of merger or Investment), and (y) within 365 days following the receipt of such Net Disposition Proceeds, such proceeds are applied or committed to such acquisition. The amount of such Net Disposition Proceeds unused or uncommitted after such 365-day period shall be applied to the Loans as set forth in SECTION 3.1.2. At any time after receipt of any such Net Disposition Proceeds (other than in respect of the LD


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         Disposition) in excess of $2,000,000 but prior to the application thereof to a mandatory prepayment or the acquisition of other assets or properties as described above, the Borrowers shall prepay Loans pursuant to SECTION 3.1.1(A) (with the amount of any such prepayment to continue to be considered to be Net Disposition Proceeds for purposes of this Agreement and the other Loan Documents) or, to the extent it elects not to so prepay Loans, upon written demand by the Administrative Agent (in its reasonable discretion) to the Borrowers, deposit an amount equal to such Net Disposition Proceeds into a cash collateral account maintained with (and reasonably satisfactory to) the Administrative Agent for the benefit of the Secured Parties (and over which the Administrative Agent shall have sole dominion and control) pending such application as a prepayment or to be released as requested by VHC in respect of such acquisition. Amounts deposited in such cash collateral account shall be invested in Cash Equivalent Investments, as directed by VHC."

         SECTION 2.05 AMENDMENT TO SECTION 6.15 OF THE CREDIT AGREEMENT. Section
6.15 of the Credit Agreement is hereby amended by adding, following the words "as defined in the Senior Note Indenture" in the first parenthetical phrase in the third sentence thereof, the expression "or, if any Additional Senior Notes or Bridge Loans are outstanding, the Additional Senior Note Indenture or Bridge Facility, respectively".

         SECTION 2.06 AMENDMENT TO SECTION 7.1.1 OF THE CREDIT AGREEMENT.
Section 7.1.1 of the Credit Agreement is hereby amended by deleting the existing clause (i) thereof and inserting the following in place thereof:

                  "(i) Unless otherwise provided (or required to be provided) hereunder, promptly following the mailing or receipt of any notice or report delivered under the terms of the Senior Notes, the Additional Senior Notes, the Bridge Loans, the Senior Subordinated Notes or the Parent Debentures, VHC will provide copies of such notice or report."

         SECTION 2.07 AMENDMENT TO SECTION 7.1.5 OF THE CREDIT AGREEMENT. Clause
(c) of Section 7.1.5 of the Credit Agreement is hereby amended by deleting the words "one such appraisal in any calendar year" and inserting in place thereof "one such appraisal in any period of six calendar months".

         SECTION 2.08 AMENDMENT TO SECTION 7.1.7 OF THE CREDIT AGREEMENT.
Section 7.1.7 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (b), relettering existing clause (c) as clause (d), and inserting a new clause (c) to read as follows:

                  "(c) to consummate the Lehigh Acquisition; and".

         SECTION 2.09 AMENDMENT TO SECTION 7.1.8 OF THE CREDIT AGREEMENT.
Section 7.1.8 of the Credit Agreement is hereby amended by amending and restating the proviso at the end thereof to read in its entirety as follows:

         "PROVIDED that (i) not more than 65% of the Voting Securities of any Non-U.S. Subsidiary shall be required to be pledged unless such Non-U.S. Subsidiary is treated for U.S. federal income tax purposes as a branch of a Borrower or is a partnership in which the

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         partners are Borrowers and (ii) neither Lehigh Press Puerto Rico, Inc.
         nor Lehigh Press Puerto Rico, LLC shall be required to enter into a Joinder Agreement, a supplement to the Subsidiary Guaranty or the Pledge and Security Agreement, except as provided under SECTION 7.2.1. Notwithstanding clause (ii) of the foregoing proviso, but subject to the terms of SECTION 7.2.1, if Lehigh Press Puerto Rico, Inc. or Lehigh Press Puerto Rico, LLC is required to become a guarantor pursuant to the terms of documentation evidencing the Senior Notes, the Additional Senior Notes or the Bridge Loans, such Person shall enter into either a Joinder Agreement or a Subsidiary Guaranty before or concurrently with entering into such guaranty."

         SECTION 2.10 AMENDMENT TO SECTION 7.1.12 OF THE CREDIT AGREEMENT.
Section 7.1.12 of the Credit Agreement is hereby amended by (i) labeling the existing Section 7.1.12 as clause (a), (ii) redesignating existing clauses "(a)", "(b)" and "(c)" thereof as subclauses "(i)", "(ii)" and "(iii)" and (iii) adding, at the end thereof, a new clause (b) to read in its entirety as follows:

                  "(b) Lehigh shall deliver to the Administrative Agent, on or before the 30th day following the date of the Lehigh Acquisition, a Mortgage with respect to each of the properties identified in SCHEDULE I to the Second Amendment, duly executed and delivered by Lehigh, together with

                           (i) evidence of the completion (or reasonably
                  satisfactory arrangements for the completion) of all recordings and filings of each such Mortgage as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to create a valid, perfected first priority Lien, subject to SECTION 7.2.3, against the properties purported to be covered thereby;

                           (ii) mortgagee's title insurance policies in favor of
                  the Administrative Agent for the benefit of the Secured Parties in form and substance, and issued by insurers, reasonably satisfactory to the Administrative Agent, with respect to the property set forth on SCHEDULE I to the Second Amendment in the amounts set forth thereon, insuring that title to such property is marketable and that the interests created by such Mortgage constitute valid first Liens thereon, subject to SECTION 7.2.3, free and clear of all defects and encumbrances other than as approved by the Administrative Agent and, if required by the Administrative Agent and if available on commercially reasonable terms, revolving credit endorsement, comprehensive endorsement, variable rate endorsement, access and utilities endorsements, mechanic's lien endorsement and such other endorsements as the Administrative Agent shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon; and

                           (iii) such other approvals, or documents as the
                  Administrative Agent may reasonably request in form and substance reasonably satisfactory to the Administrative Agent."


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         SECTION 2.11 AMENDMENT TO SECTION 7.1.14 OF THE CREDIT AGREEMENT.
Section 7.1.14 of the Credit Agreement is hereby amended by (i) labeling existing 7.1.14 as clause (a) and (ii) adding, at the end thereof, a new clause
(b) to read in its entirety as follows:

                  "(b) On or prior to the 60th day immediately following the date of the Lehigh Acquisition, Lehigh shall deliver to the Administrative Agent deposit account control agreements and other documents and agreements, in each case duly executed by Lehigh and the applicable bank, as the Administrative Agent deems necessary or desirable to grant to the Administrative Agent, for the benefit of the Secured Parties, control over, and a perfected security interest in, each of the Deposit Accounts of Lehigh listed on SCHEDULE II to the Second Amendment; PROVIDED that if following the use of best efforts Lehigh is unable to obtain any such deposit account control agreements or other documents or agreements on or prior to such 60th day, the Administrative Agent may, at its sole discretion, extend the period of time by which Lehigh must satisfy the above requirement."

         SECTION 2.12 AMENDMENT TO SECTION 7.2.1 OF THE CREDIT AGREEMENT.
Section 7.2.1 of the Credit Agreement is hereby amended by deleting clause (b) thereof and inserting the following clauses (b) and (c) in place thereof:

                  "(b) The Parent will not (i) hold any assets other than the Capital Securities of VHC and cash and Cash Equivalent Investments referred to in CLAUSE (III)(E) below, (ii) have any material liabilities other than (A) liabilities under the Loan Documents, (B) liabilities under the Parent Debentures, (C) liabilities for taxes incurred in the ordinary course of business and (D) Contingent Liabilities in respect of the Senior Notes, the Additional Senior Notes, the Bridge Loans and the Senior Subordinated Notes or (iii) engage in any business or activity other than (A) owning the Capital Securities of VHC (including purchasing additional Capital Securities after the Closing Date) and activities incidental or related thereto or to the maintenance of the corporate existence of the Parent or compliance with applicable law, (B) acting as a Guarantor hereunder and pledging its assets to the Administrative Agent, for the benefit of the Lenders, pursuant to the Loan Documents to which it is a party, (C) acting as the issuer of the Parent Debentures, (D) issuing its Capital Securities, (E) holding cash received as Restricted Payments permitted under SECTION 7.2.6 or as proceeds of its issuance of Capital Securities and investing and reinvesting such cash in Cash Equivalent Investments, (F) utilizing Net Equity Proceeds for Permitted Purposes,
         (G) acting as a guarantor under the Senior Notes, the Additional Senior Notes, the Bridge Loans and/or the Senior Subordinated Notes and otherwise carrying out its obligations under the Senior Note Documents, the Additional Senior Notes Documents, the Bridge Facility and the Senior Subordinated Note Documents to the extent not otherwise in contravention of this Agreement and (H) granting Liens permitted under
         SECTION 7.2.3(N).

                  (c) Unless, in the case of Lehigh Puerto Rico, Inc. or Lehigh Puerto Rico, LLC (each a "SPECIFIED SUBSIDIARY"), such Specified Subsidiary has become a Borrower or Subsidiary Guarantor (as applicable pursuant to SECTION 7.1.8), and a party to the Security and Pledge Agreement, and has fulfilled the other requirements set forth in
         SECTION 7.1.8, the Borrower will not permit (i) such Specified Subsidiary to (A) engage in any business

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         activities other than its compliance with the obligations applicable to it under the Loan Documents, (B) own or possess any assets or property with a fair market value in an aggregate amount in excess of $25,000 or
         (C) consolidate or amalgamate with or merge into or with any Person other than a Subsidiary of VHC, provided that if the other party to such transaction is a Borrower or Subsidiary Guarantor the survivor of such transaction is a Borrower or Subsidiary Guarantor, as the case may be or (ii) Holdings or any Borrower or Subsidiary Guarantor to make any Investment in such Specified Subsidiary (other than Investments made solely to fund liabilities and expenses of the Specified Subsidiaries in connection with the litigation referred to in Section 4(t) of the Disclosure Schedule to the Lehigh Acquisition Agreement)."

         SECTION 2.13 AMENDMENT TO SECTION 7.2.2(E) OF THE CREDIT AGREEMENT.
Section 7.2.2(e) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(e) the Senior Notes, the Additional Senior Notes, the Bridge Loans and the Senior Subordinated Notes of VHC in a principal amount (exclusive, with respect only to the Bridge Loans, of any principal amount consisting of interest accrued thereon which has been added to the principal amount thereof) not to exceed $375,000,000, and unsecured Contingent Liabilities of the Borrowers and the Guarantors in respect thereof, so long as, in the case of Contingent Liabilities in respect of the Senior Subordinated Notes, such Contingent Liabilities are subordinated to the Obligations on the same terms as the Senior Subordinated Notes, and refinancings of such Senior Notes, Additional Senior Notes, Bridge Loans, Senior Subordinated Notes and related Contingent Liabilities; PROVIDED, HOWEVER, that any such refinancing must be on No More Favorable Terms And Conditions than the Indebtedness being refinanced; PROVIDED FURTHER, HOWEVER, that such $375,000,000 maximum amount shall be reduced dollar for dollar by the principal amount of all Senior Notes, Bridge Loans, Additional Senior Notes and Senior Subordinated Notes repaid, repurchased, redeemed or acquired by VHC pursuant to CLAUSE (iv) of the proviso to SECTION 7.2.8;".

         SECTION 2.14 AMENDMENTS TO SECTION 7.2.3 OF THE CREDIT AGREEMENT.
Section 7.2.3 of the Credit Agreement is hereby amended as follows:

                  (a) Clause (b) of Section 7.2.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "(b) Liens, exceptions and title conditions (i)
                  existing as of the Closing Date and disclosed in ITEM 7.2.3(B) of the Disclosure Schedule securing Indebtedness outstanding as of the Closing Date and described in CLAUSE (B) of SECTION 7.2.2, PROVIDED, HOWEVER, that no such Lien shall encumber any property other than that encumbered as of the Closing Date, and the amount of Indebtedness secured by such Lien shall not increase from that existing on the Closing Date (as such Indebtedness may have been permanently reduced subsequent to the Closing Date); and (ii) existing as of the date of the Lehigh Acquisition with respect to certain equipment of Lehigh disclosed to the Agents and the Lenders in a supplement to
                  ITEM 7.2.3(B) of the Disclosure Schedule (such supplement to be in form and substance satisfactory to the Administrative Agent); PROVIDED, HOWEVER, that no such Lien shall encumber any property other than that encumbered as of the date of the Lehigh Acquisition, and the amount of obligations secured by such Lien shall not increase from that existing on the date of the Lehigh Acquisition (as such obligations may have been permanently reduced subsequent to the date of the Lehigh Acquisition);".

                  (b) Section 7.2.3 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (l) thereof, inserting "; and" at the end of clause (m) thereof, and inserting a new clause (n) therein to read as follows:

                           "(n) Liens securing obligations under the Bridge
                  Facility (if any), PROVIDED that such Liens are in all respects subordinated to and subject to the Liens securing payment of the Obligations on terms and conditions satisfactory to the Administrative Agent and the Required Lenders."

         SECTION 2.15 AMENDMENTS TO SECTION 7.2.4 OF THE CREDIT AGREEMENT.
Section 7.2.4 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "SECTION 7.2.4 FINANCIAL CONDITION AND OPERATIONS.

                           (a) Leverage Ratio. VHC will not permit the Leverage
                  Ratio as of the end of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:


               PERIOD                                            LEVERAGE RATIO
               -----                                             --------------
July 16, 2003 through October 15, 2003                           5.75 to 1.00

October 16, 2003 through July 15, 2004                           6.50 to 1.00

July 16, 2004 through January 15, 2005                           6.25 to 1.00

January 16, 2005 through January 15, 2006                        6.00 to 1.00

January 16, 2006 through January 15, 2007 (if                    5.50 to 1.00
applicable)

January 16, 2007 through January 15, 2008 (if                    5.00 to 1.00.
applicable)

                           (b) Fixed Charge Coverage Ratio. VHC will not permit
                  the Fixed Charge Coverage Ratio as of the end of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

                                                          FIXED CHARGE
              PERIOD                                     COVERAGE RATIO
              ------                                     ---------------
June 15, 2002 through January 15, 2006                    1.00 to 1.00

January 16, 2006 and thereafter                           1.05 to 1.00."


         SECTION 2.16 AMENDMENT TO SECTION 7.2.5 OF THE CREDIT AGREEMENT.
Section 7.2.5 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clauses (i) and (k) thereof, (ii) replacing the reference to clause "(j)" appearing in clause (l) thereof with a reference to clause "(k)",
(iii) replacing the period at the end of clause (l) thereof with the expression "; and", redesignating clauses "(j)", "(k)" and "(l)" thereof as clauses "(k)", "(l)" and "(m)", (iv) adding, following clause (i) thereof, a new clause (j) to read in its entirety: "(j) the Lehigh Acquisition; and", and (v) adding, at the end thereof, a new clause (n) to read in its entirety as follows:

                  "(n) no Investment otherwise permitted by clause (j) shall be made unless,

                            (i) at the time of, and immediately after the making
                  of, such Investment no Default shall have occurred and be continuing;

                           (ii) VHC shall have received approximately
                  $60,000,000 in gross cash proceeds from either (i) the issuance of Additional Senior Notes or (ii) borrowings under the Bridge Facility on the terms and conditions set forth in the term sheet therefor provided to the Agents prior to the Second Amendment Effective Date or such other terms and conditions as shall be reasonably satisfactory to the Administrative Agent following consultation with the Syndication Agent;

                           (iii) the Administrative Agent shall have received
                  counterparts of a Joinder Agreement executed on behalf of Lehigh, pursuant to which Lehigh agrees to become a Borrower under the Credit Agreement pursuant to the terms of SECTION 7.1.8(A);

                           (iv) the Administrative Agent shall have received
                  counterparts of a supplement to the Pledge and Security Agreement, in the form of Annex I to the Pledge and Security Agreement (the "LEHIGH SUPPLEMENT"), together with

                                    (w) all schedules and attachments related
                           thereto;

                                    (x) a Uniform Commercial Code financing
                           statement (Form UCC-1) naming Lehigh as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, in appropriate form for filing under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Lehigh Supplement (other than the perfection of security interests in motor vehicles, leasehold interests in real property and non-U.S. intellectual property);

                                     (y) certificates representing all of the
                            issued and outstanding shares of Capital Securities of Lehigh and Lehigh Press Puerto Rico, Inc., along with undated stock powers for such certificates, executed in blank; and

                                     (z) executed counterparts of Patent
                            Security Agreements, Trademark Security Agreements and Copyright Security Agreements, as applicable, with respect to any U.S. Intellectual Property Collateral of Lehigh;

                           (v) the Agents shall have received opinions, dated
                  the date of the Lehigh Acquisition and addressed to the Agents and all Lenders, from

                                     (x) special New York counsel to Lehigh and,
                            if applicable, its Subsidiaries, in form and substance reasonably satisfactory to the Agents; and

                                     (y) local counsel to Lehigh and, if
                            applicable, its Subsidiaries, in form and substance reasonably satisfactory to the Agents.

                           (vi) immediately after giving effect to the Lehigh
                  Acquisition and the making of the Credit Extensions in respect thereof, Excess Availability shall be not less than $20,000,000; and

                           (vii) the Administrative Agent shall have received,
                  for the account of each Lender that became a signatory to the Second Amendment on or prior to the Second Amendment Effective Date, a closing fee in an amount equal to 0.15% of each such Lender's Percentage of the Revolving Loan Commitment Amount as of the date of the Lehigh Acquisition, without giving effect to any increase in the Revolving Loan Commitment Amount on or after the Second Amendment Effective Date."

         SECTION 2.17 AMENDMENT TO SECTION 7.2.8 OF THE CREDIT AGREEMENT.
Section 7.2.8 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "SECTION 7.2.8. NO PREPAYMENT OF OTHER DEBT. Other than in connection with a refinancing permitted pursuant to SECTION 7.2.2, neither the Parent nor any Borrower will or will permit any of its respective Subsidiaries to, directly or indirectly, make any payment or prepayment of principal of, or premium or interest on, or redeem, retire, purchase, defease or otherwise acquire (or make any deposit (including the payment of amounts into a sinking fund or other similar fund) for any of the foregoing purposes) any Senior Notes, any Additional Senior Notes, any Bridge Loans, any Senior Subordinated

         Notes or any Parent Debentures; PROVIDED that (i) so long as such payment would not violate the terms of this Agreement, the Senior Notes Documents, the Additional Senior Notes Documents, the Bridge Facility or the applicable Sub Debt Documents, VHC may make payments of accrued and unpaid interest on the Senior Notes, the Additional Senior Notes, the Bridge Loans and the Senior Subordinated Notes (and accrued interest on the Parent Debentures may be capitalized and added to the outstanding principal amount thereof in accordance with the Parent Debenture Documents) on the stated, scheduled date for payment thereof set forth in the Senior Note Documents, the Additional Senior Note Documents, the Bridge Facility or the Sub Debt Documents, as applicable, VHC may make mandatory redemptions of Bridge Loans, Senior Notes or Additional Senior Notes following a Change of Control as required by the Bridge Facility, the Senior Note Documents or Additional Senior Note Documents, VHC may make mandatory prepayments of the Bridge Loans with the proceeds of the LD Disposition (subject to the requirements of SECTION 3.1.1) and VHC may redeem Additional Senior Notes as required by the Additional Senior Note Documents as a result of the Lehigh Acquisition not being consummated or the Lehigh Acquisition Agreement being terminated prior to the consummation of the Lehigh Acquisition; (ii) the Parent may repay Indebtedness permitted pursuant to SECTION 7.2.2(F) using Net Equity Proceeds to the extent such repayment constitutes a Permitted Purpose; (iii) VHC may repay, repurchase or otherwise redeem or acquire Senior Notes, Additional Senior Notes, Bridge Loans, and/or Senior Subordinated Notes using Net Equity Proceeds, in each case to the extent such repayment, repurchase or other redemption or acquisition constitutes a Permitted Purpose; and
         (iv) VHC may repay, repurchase or otherwise redeem or acquire Senior Notes, Additional Senior Notes, Bridge Loans, and/or Senior Subordinated Notes using cash from operations or proceeds of Loans in an aggregate amount not to exceed $50,000,000 (inclusive of related fees and expenses), PROVIDED that (in the case of this CLAUSE (IV)) prior to any such repayment, repurchase, redemption or acquisition VHC shall have delivered to the Administrative Agent a pro-forma Compliance Certificate demonstrating that, upon giving effect to such repayment, repurchase, redemption or acquisition and any Credit Extensions made or to be made in connection therewith, on a pro-forma basis (calculated in accordance with SECTION 1.4(C)) (A) VHC shall be in compliance with all of the financial covenants set forth in SECTION 7.2.4 hereof as of the last day of the most recent period of four consecutive fiscal quarters of VHC which precedes or ends on the date of such repayment, repurchase, redemption or acquisition and with respect to which the Administrative Agent has received the consolidated financial information required under CLAUSES (A) and (B) of SECTION 7.1.1 and the certificate required by CLAUSE (D) of SECTION 7.1.1, (B) Excess Availability shall equal or exceed $35,000,000 and (C) no Default or Event of Default shall have occurred and be continuing or would result therefrom. Furthermore, neither the Parent, any Borrower nor any of their respective Subsidiaries will designate any Indebtedness other than the Obligations as "Designated Senior Debt" pursuant to any Senior Subordinated Note Document or Parent Debenture Document."

         SECTION 2.18 AMENDMENT TO SECTION 7.2.10 OF THE CREDIT AGREEMENT. Clause (b) of Section 7.2.10 of the Credit Agreement is hereby amended by deleting "CLAUSE (G) or (J) of SECTION 7.2.5" and inserting in place thereof "CLAUSE (G), (J) or (K) of SECTION 7.2.5".

         SECTION 2.19 AMENDMENT TO SECTION 7.2.11 OF THE CREDIT AGREEMENT.
Section 7.2.11 of the Credit Agreement is hereby amended by adding a new clause
(i) to read as follows:

                  "(i) the LD Disposition; PROVIDED (x) such Disposition is for fair market value and the consideration received consists of no less than 75% in cash and (y) the Net Disposition Proceeds thereof are applied in accordance with the terms of SECTION 3.1.1."

         SECTION 2.20 AMENDMENT TO SECTION 7.2.12 OF THE CREDIT AGREEMENT.
Section 7.2.12 of the Credit Agreement is hereby amended by deleting such section and inserting the following in place thereof:

                  "Section 7.2.12 MODIFICATION OF CERTAIN AGREEMENTS. The Parent and the Borrowers will not, and will not permit any of their respective Subsidiaries to, enter into any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in, the Senior Note Documents, the Additional Senior Note Documents, the Bridge Facility, the Senior Subordinated Note Documents or the Parent Debenture Documents, in each case which would (a) increase the principal amount of, or increase the interest rate on, or add or increase any fee with respect to the Indebtedness evidenced by such Senior Note Document, Additional Senior Note Document, Bridge Facility, Senior Subordinated Note Document or Parent Debenture Document or advance any dates upon which payments of principal or interest are due thereon, (b) in the case of any Senior Subordinated Note Document or Parent Debenture Document, change the subordination provisions thereof (including any default or conditions to an event of default relating thereto), or change any collateral therefor (other than to release such collateral), if (in the case of this CLAUSE (B)) the effect of such amendment or change, individually or together with all other amendments or changes made, is to increase the obligations of the obligor thereunder or to confer any additional rights on the holders of the Senior Subordinated Notes or the Parent Debentures, as the case may be (or a trustee or other representative on their behalf), or (c) add or modify any covenants or defaults or events of default relating thereto, if (in the case of this CLAUSE (C)), the effect of such addition or modification, individually or together with all other additions or changes made, is to materially increase the obligations of the obligor thereunder or to confer any material additional rights on the holders of such Indebtedness (or a trustee or other representative on their behalf)."

         SECTION 2.21 AMENDMENT TO SECTION 7.2.15 OF THE CREDIT AGREEMENT.
Section 7.2.15 of the Credit Agreement is hereby amended by deleting "the amount of the Maximum PP&E Advance Amount then in effect" in clause (ii) thereof and inserting "an amount equal to at least $40,000,000" in place thereof.

                                  ARTICLE III
                              CONDITIONS PRECEDENT

         This Second Amendment (and the amendments contained herein) shall become effective on the date (the "SECOND AMENDMENT EFFECTIVE DATE") when each of the conditions set forth in this ARTICLE III shall have been satisfied.

         SECTION 3.01 COUNTERPARTS AND LENDER CONSENTS. The Administrative Agent shall have received counterparts hereof executed on behalf of each Obligor and the Lenders necessary to approve this Second Amendment and the amendments contained herein.

         SECTION 3.02 ADMINISTRATIVE AGENT FEE. The Administrative Agent shall have received for its own account an administration fee in the amount previously agreed.

         SECTION 3.03 OTHER COSTS AND EXPENSES. The Administrative Agent shall have received (i) all fees, costs and expenses (including, without limitation, all fees and disbursements of Mayer, Brown, Rowe & Maw LLP in connection with the preparation, negotiation, execution and delivery of this Second Amendment) due and payable pursuant to Sections 3.3 and 11.3 of the Credit Agreement to the extent then invoiced and as otherwise agreed by VHC or any of the Borrowers and
(ii) reasonable fees and disbursements of Hahn & Hessen LLP in connection with the negotiation of this Second Amendment to the extent then invoiced.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.01 REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to consent to the amendments contained herein and to enter into this Second Amendment, each Obligor, jointly and severally, represents and warrants as set forth below:

                  (a) After giving effect to this Second Amendment, the amendment of certain provisions of the Credit Agreement does not impair the validity, effectiveness or priority of the Liens that have been granted pursuant to any Loan Documents relating thereto (the "SECURITY DOCUMENTS"), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. The amendment of certain provisions of the Credit Agreement effected pursuant to this Second Amendment do not require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. The position of the Lenders with respect to such Liens, the Collateral (as defined in the Security Documents) in which a security interest was granted pursuant to the Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any material respect by the amendment of certain provisions of the Credit Agreement effected pursuant to this Second Amendment or by the execution, delivery, performance or effectiveness of this Second Amendment.

                  (b) Each Obligor reaffirms as of the Second Amendment Effective Date such Person's respective covenants and agreements contained in the Credit Agreement, each Security Document to which such Person is a party, including, in each case, as such covenants and agreements may be modified by this Second Amendment.

                  (c) Both immediately before and immediately after giving effect to this Second Amendment, the representations and warranties set forth in Article VI of the Credit Agreement and each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

          SECTION 4.02 VALIDITY, ETC. This Second Amendment constitutes the legal, valid and binding obligation of the Obligors enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          SECTION 4.03 NO DEFAULT. Both immediately before and immediately after giving effect to this Second Amendment, no Default has occurred and is continuing.

                                   ARTICLE V
                            MISCELLANEOUS PROVISIONS

          SECTION 5.01 RATIFICATION OF AND REFERENCES TO THE CREDIT AGREEMENT. This Second Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references in the Loan Documents or in any other document, instrument, agreement or writing to the "Credit Agreement", "hereunder", "thereunder", "hereof", "thereof", "herein", "therein" or words of like or similar import shall from and after the Second Amendment Effective Date mean and be a reference to the Credit Agreement as amended hereby. Other than as specifically provided herein, this Second Amendment shall not operate as a waiver or amendment of any right, power or privilege of any Agent or any Lender under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Second Amendment preclude any Agent and/or any Lender from refusing to enter into any further waivers or amendments with respect thereto.

          SECTION 5.02 HEADINGS. The various headings of this Second Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Second Amendment or any provisions hereof.

          SECTION 5.03 EXECUTION IN COUNTERPARTS. This Second Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A counterpart hereof executed and delivered by facsimile shall be effective as an original.

          SECTION 5.04 SUCCESSORS AND ASSIGNS. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          SECTION 5.05 GOVERNING LAW; ENTIRE AGREEMENT. THIS SECOND AMEND-MENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Second Amendment and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         IN WITNESS WHEREOF, the signatories hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.




                                    VON HOFFMANN HOLDINGS, INC.


                                    By:  /s/ GARY WETZEL
                                         -------------------------------------
                                         Name:  Gary C. Wetzel
                                         Title:  Senior Vice President, Chief
                                         Financial Officer, Treasurer



                                    VON HOFFMANN CORPORATION


                                    By:  /s/ GARY WETZEL
                                         ------------------------------------
                                         Name:  Gary C. Wetzel
                                         Title:  Senior Vice President, Chief
                                         Financial Officer, Treasurer



                                    H&S GRAPHICS, INC.


                                    By:  /s/ GARY WETZEL
                                         -----------------------------------
                                         Name:  Gary C. Wetzel
                                         Title:  Senior Vice President, Chief
                                         Financial Officer, Treasurer



                                    PRECISION OFFSET PRINTING
                                    COMPANY, INC.


                                    By:  /s/ GARY WETZEL
                                         -----------------------------------
                                         Name:  Gary C. Wetzel
                                         Title:  Senior Vice President, Chief
                                         Financial Officer, Treasurer

                                    PREFACE, INC.



                                    By:  /s/ GARY WETZEL
                                         ------------------------------------
                                         Name:  Gary C. Wetzel
                                         Title:  Senior Vice President, Chief
                                         Financial Officer, Treasurer

LENDERS: THE CIT GROUP/BUSINESS CREDIT, INC., as Lender and as Administrative Agent



                                    By:  /s/ BARBARA F. PERICH
                                         --------------------------------------
                                         Name: Barbara F. Peric
                                         Title:   Vice President



                                    US BANK NATIONAL ASSOCIATION



                                    By: _____________________________________
                                         Name:
                                         Title:



                                    THE BANK OF NOVA SCOTIA



                                    By:  /s/ N. BELL
                                         --------------------------------------
                                         Name:  N. Bell
                                         Title:  Sr. Manager -- Loan Operations

                                    WHITEHALL BUSINESS CREDIT CORPORATION



                                    By: /s/ JOE ZAUTA
                                        --------------------------------------
                                         Name:   Joe Zauta
                                         Title:  Vice President


                                    LASALLE BUSINESS CREDIT, INC.



                                    By: /s/  MICHAEL F. ALIBERTO III
                                        --------------------------------------
                                         Name:  Michael F. Aliberto III
                                         Title: Vice President



                                    TRANSAMERICA BUSINESS CAPITAL CORPORATION



                                    By: /s/ STEPHEN K. GOETSCHLUS
                                        --------------------------------------
                                         Name:  Stephen K. Goetschlus
                                         Title: Senior Vice President



                                    CREDIT INDUSTRIEL ET COMMERCIAL



                                    By: /s/ SEAN MOUNIER
                                        -------------------------------------
                                         Name:  Sean Mounier
                                         Title: First Vice President



                                    CREDIT INDUSTRIEL ET COMMERCIAL



                                    By: /s/ ANTHONY ROCK
                                        --------------------------------------
                                         Name:  Anthony Rock
                                         Title: Vice President

                            SCHEDULE I: REAL PROPERTY



7001 North Park Drive, Pennsauken, NJ  08109 (Camden County)



1900 South 25th Avenue, Broadview, IL  60153 (Cook County)

                          SCHEDULE II: DEPOSIT ACCOUNTS




BANK                         TYPE OF ACCOUNT          ACCOUNT NUMBER
---------------------------- ------------------------ -----------------------
Fleet Bank                   Block Dominion           9427720630
---------------------------- ------------------------ -----------------------
Fleet Bank                   Master Operating         9427720657
---------------------------- ------------------------ -----------------------
Fleet Bank                   Payroll                  9427720665
---------------------------- ------------------------ -----------------------
Fleet Bank                   Payables                 9427720673
---------------------------- ------------------------ -----------------------
Bank One                     Petty Cash               000365060123624
---------------------------- ------------------------ -----------------------
Harris Bank                  Savings                  9510501520
---------------------------- ------------------------ -----------------------